PROSPECTUS SUPPLEMENT

March 3, 2025

THE GUARDIAN INVESTOR IISM VARIABLE ANNUITY

Issued by The Guardian Insurance & Annuity Company, Inc.

Separate Account R

The following supplemental information should be read in conjunction with the Prospectus and Updating Summary Prospectus dated May 1, 2024, for the Guardian Investor IISM Variable Annuity issued through The Guardian Separate Account R.

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”) approved by the Board of Trustees of Pioneer Variable Contracts Trust and subject to shareholder approval the Pioneer Bond VCT Portfolio (Class II) (“Target Fund”) will be merged into Victory Pioneer Bond VCT Portfolio (Class II) (“Acquiring Fund”). Pursuant to which on or about April 1, 2025 (the “Transaction Date”) the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund that will be distributed to Target Fund shareholders in completion of the transaction.

The Target Fund will not close to investors prior to the Transaction Date. Effective as of the close of business on the Transaction Date, the Target Funds will no longer be available investment options under your contract and will be replaced by the corresponding Acquiring Funds as an available investment option.

Prior to the Transaction Date, you may change your premium payment allocations instructions and transfer your allocations of contract value to any other available variable investment options offered under the terms of your Contract. Any contract value in the Contract that is allocated to a Target Fund at the close of business on the Transaction Date will be transferred to the corresponding Acquiring Fund. For 30 days following the Transaction Date, you may transfer a portion, or the entire amount, of your accumulation value transferred to an Acquiring Fund to any other available variable investment options or the fixed rate option free of charge. Transfers made due to the transaction will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your contract.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in Good Order by mail to Talcott Resolution – Annuity Service Operations, Administrator for your Guardian Annuity Contract, P.O. Box 14293, Lexington, KY 40512-4293 (regular mail) or Talcott Resolution – Annuity Service Operations, Administrator for your Guardian Annuity Contract, 6716 Grade Ln., Building 9, Suite 910, Louisville, KY 40213 (overnight mail), or by calling 1-800-830-4147.

To obtain a copy of the prospectus for an Acquiring Fund or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above. Please refer to the fund’s prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

You will not incur any fees or charges or any tax liability because of the transaction. After the transaction you will receive a confirmation showing the transfer of accumulation value from the subaccount that invests in the Target Fund to the subaccount that invests in the Acquiring Fund.

Further, on and after the Transaction Date, certain administrative programs will be impacted. Specifically:

•  Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes a Target Fund, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Transaction Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the applicable Target Fund with the corresponding Acquiring Fund on the Transaction Date.

•  Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Portfolio, you may terminate your current instructions and provide new allocation instructions prior to the Transaction Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Portfolio until the Transaction Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the applicable Target Fund with the corresponding Acquiring Fund on the Transaction Date.

•  Premium Allocation Instructions: If you have premium allocation instructions on file that include the Portfolio, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Portfolio until the Transaction Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the applicable Target Fund with the corresponding Acquiring Fund on the Transaction Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Contract is in force.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE